                                                                    Exhibit 99.2

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

                               FIRST QUARTER 2006
                          SUPPLEMENTAL ANALYST PACKAGE
                                TABLE OF CONTENT

Financial Highlights ......................................           1

Consolidated Balance Sheets ...............................           2

Condensed, Consolidated & Combined Statements of Operations           3

Consolidated & Combined Statements of Funds from Operations           4

Property Operating Results ................................           5

Same Store Statistics .....................................           6

Property Statistics .......................................           7

Third-Party Development Project Summary ...................           8

Capital Structure .........................................           9

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(unaudited, in thousands, except share and per share data)


OPERATING DATA                                                                    Three months ended, March, 31
                                                                  ------------------------------------------------------------

                                                                  EDR Consolidated      EDR Consolidated
                                                                        2006                  2005          $ Chg        % Chg
                                                                  ----------------      ----------------   --------     ------
                                                                     (Unaudited)           (Unaudited)

Total revenues                                                      $    29,985           $    16,206      $ 13,779       85.0%
Operating income (loss)                                                   5,909                (2,916)        8,825      302.6%
Net income (loss)                                                          (780)               (6,298)        5,518       87.6%
Net income (loss) per share - basic and diluted                     $     (0.03)          $     (0.29)

Weighted-average common shares outstanding - basic and diluted       26,268,389            21,853,599


FFO                                                                 $     8,430           $    (1,044)
FFO per share - weighted average shares                             $      0.30           $     (0.04)
FFO per share - potentially dilutive shares/units                   $      0.30           $     (0.04)

FFOA                                                                $     8,430           $     4,490
FFOA per share - weighted average share/units                       $      0.30           $      0.19
FFOA per share - potentially dilutive shares/units                  $      0.30           $      0.19

--------------------------------------------------------------------------------

POTENTIALLY DILUTIVE SHARES AND UNITS                March 31, 2006     March 31, 2005   CAPITALIZATION DATA AS OF:   March 31, 2006
-------------------------------------                --------------     --------------   -------------------------    --------------
     Total common stock outstanding                    26,225,000         21,850,000      Total debt (1)                 $ 473,726
     Restricted shares of EDR                             186,000            184,000      Market equity (2)                429,841
                                                                                                                         ---------
     University Towers operating partnership units        269,757            269,757      Total enterprise value         $ 903,567
                                                                                                                         =========
     Education Realty operating partnership units       1,413,425          1,413,425
                                                                                          Debt to total enterprise
     Partnership interest units ("PIU")                   257,500            245,000         value                            52.4%
                                                      -----------         ----------                                     =========

     Total potentially dilutive stock and
        partnership units                              28,351,682         23,962,182
                                                      ===========         ==========




NOTES:
(1) Excludes debt premium of $2.7 million.
(2) Market equity represents the aggregate market value of the Company's common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $15.30 at March 31, 2006. Excludes the 257,500 Partnership interest units outstanding.

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share data)

                                                                                 March 31, 2006         December 31, 2005
                                                                                ----------------        -----------------
                                                                                  Consolidated              Consolidated
                                                                                Education Realty         Education Realty
                                                                                   Trust, Inc.              Trust, Inc.
                                                                                ----------------        -----------------
ASSETS
      Student housing properties, net                                               $ 814,145                $ 620,305
      Corporate office furniture, net                                                     933                      991
      Cash and cash equivalents                                                         4,311                   61,662
      Restricted cash and short-term investments                                       10,004                    6,738
      Student contracts receivable, net                                                   262                      470
      Receivable from affiliates                                                           61                       --
      Management fee receivable from third party, net                                     272                      552
      Goodwill and other intangibles, net                                               3,400                    3,546
      Other assets                                                                      8,105                    9,785
                                                                                    ---------                ---------

      Total assets                                                                  $ 841,493                $ 704,049
                                                                                    =========                =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
      Mortgage loans, net of premium/discount                                       $ 426,472                $ 328,335
      Longterm debt                                                                    50,000                       --
      Accounts payable and accrued expenses                                             8,915                    9,370
      Accounts payable affiliates                                                          --                      225
      Deferred revenue                                                                  6,079                    7,660
                                                                                    ---------                ---------
         Total liabilities                                                            491,466                  345,590
                                                                                    =========                =========

Minority Interests                                                                     28,157                   27,926

Stockholders' equity:
      Common stock, $.01 par value, 200,000,000 shares authorized,
          26,272,889 and 26,263,889 shares issued and outstanding March 31,
          2006 and December 31, 2005                                                      263                      263
      Preferred shares, $0.01 par value, 50,000,000 shares authorized,
          no shares issued and outstanding                                                 --
      Additional paid in capital                                                      343,781                  351,664
      Loan to shareholder                                                              (5,996)                  (5,996)
      Warrants                                                                            375                      375
      Accumulated deficit                                                             (16,553)                 (15,773)
                                                                                    ---------                ---------
         Total shareholders' equity                                                   321,870                  330,533
                                                                                    ---------                ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $ 841,493                $ 704,049
                                                                                    =========                =========

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

CONDENSED, CONSOLIDATED & COMBINED STATEMENT OF OPERATIONS

(amounts in thousands, except share and per share data)



                                               Education Realty    Education Realty   Education Realty     Education Realty
                                                 Trust, Inc.         Trust, Inc.     Trust Predecessor       Trust, Inc.
                                                Consolidated        Consolidated         Combined       Consolidated & Combined
                                               ----------------    --------------    ----------------   ----------------------
                                              Three months ended  Three months ended    Jan 1 to          Three months ended
                                               Mar. 31, 2006       Mar. 31, 2005      Jan 30, 2005           Mar. 31, 2005
                                               ----------------    -------------      ------------        -------------------
                                                                     (unaudited)       (unaudited)             (unaudited)
REVENUES:
Student Housing Leasing Revenue                $     22,534         $     12,088         $ 1,503               $ 13,591
Student Housing Food Service Revenue                    968                  588             269                    857
Other Leasing Revenue                                 3,434                   --              --                     --
Third-party development services                        555                    9              --                      9
Third-party management services                         699                  289             103                    392
Operating expense reimbursements                      1,795                  686             671                  1,357
                                               ------------         ------------         -------               --------
     TOTAL REVENUES                                  29,985               13,660           2,546                 16,206

OPERATING EXPENSES:
Student Housing Leasing Operations                    9,289                4,903             524                  5,427
Student Housing Food Service Operations                 859                  520             255                    775
General and Administrative                            2,980                5,177             367                  5,544
Depreciation and Amortization                         9,153                5,759             260                  6,019
Reimbursable Operating expenses                       1,795                  686             671                  1,357
                                               ------------         ------------         -------               --------
     TOTAL OPERATING EXPENSES                        24,076               17,045           2,077                 19,122
                                               ------------         ------------         -------               --------

OPERATING INCOME (LOSS)                               5,909               (3,385)            469                 (2,916)

NONOPERATING INCOME AND EXPENSES:
   Interest Expense                                   6,870                2,577             479                  3,056
   Exit fees on early repayment of mortgages             --                1,084              --                  1,084
   Amortization of deferred financing costs             274                  116              --                    116
   Interest Income                                     (209)                (279)             --                   (279)
                                               ------------         ------------         -------               --------
     Total nonoperating expenses                      6,935                3,498             479                  3,977
                                               ------------         ------------         -------               --------

Income(loss) before equity in earnings of
  unconsolidated entities, income taxes,
  and minority interest                              (1,026)              (6,883)            (10)                (6,893)

Equity in earnings of unconsolidated entities           283                   71              27                     98
                                               ------------         ------------         -------               --------

INCOME (LOSS) BEFORE INCOME TAXES AND
  MINORITY INTEREST                                    (743)              (6,812)             17                 (6,795)
Income tax benefit                                     (104)                 (66)             --                    (66)
                                               ------------         ------------         -------               --------
Net income (loss) before minority
  interest                                             (639)              (6,746)             17                 (6,729)

Minority Interest                                       141                 (431)             --                   (431)
                                               ------------         ------------         -------               --------
NET INCOME (LOSS)                              $       (780)        $     (6,315)        $    17               $ (6,298)
                                               ============         ============         =======               ========

Loss per share -
  basic & diluted                                   $ (0.03)        $      (0.29)
                                               ============         ============

Weighted-average common shares
  outstanding - Basic and diluted                26,268,389           21,853,599
                                               ============         ============

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

CONSOLIDATED & COMBINED STATEMENT OF FUNDS FROM OPERATIONS
(unaudited, in thousands, except share and per share data)



                                                             Three months ended,     Three months ended
                                                                   March 31               March 31,        January 1 to January 30,
                                                             --------------------    ------------------    ------------------------
                                                               (EDR Consolidated)    (EDR Consolidated)       (EDR Predecessor)
                                                                      2006                  2005                   2005
                                                             --------------------    ------------------    -----------------------
 Net income (loss)                                               $       (780)          $     (6,315)            $   17
 Real estate related depreciation and amortization                      9,069                  5,702                260
 Minority interest expense (benefit)                                      141                   (431)                --
                                                                 ------------           ------------             ------
 FUNDS FROM OPERATIONS ("FFO")                                          8,430                 (1,044)               277

 Elimination of one-time IPO related transactions:
     Charge for profit interest units                                      --                  4,039                 --
     Write-off of fees associated with repayment of
       mortgage debt                                                       --                  1,084                 --
     Loss of deferred revenue due to purchase
       accounting (1)                                                      --                    411                 --
                                                                 ------------           ------------             ------
 Impact of IPO related transactions                                        --                  5,534                 --
                                                                 ------------           ------------             ------

 FUNDS FROM OPERATIONS - ADJUSTED ("FFOA")                       $      8,430           $      4,490             $  277
                                                                 ============           ============             ======

 FFO per weighted average shares                                 $       0.30           $      (0.04)
                                                                 ============           ============
 FFOA per weighted average shares                                $       0.30           $       0.19
                                                                 ============           ============

 WEIGHTED AVERAGE SHARES                                           28,203,007             23,962,182
                                                                 ============           ============


 FFO per share - potentially dilutive stocks/units               $       0.30           $      (0.04)
                                                                 ============           ============
 FFOA per share - potentially dilutive stocks/units              $       0.30           $       0.19
                                                                 ============           ============


POTENTIALLY DILUTIVE STOCK AND UNITS
     Total common stock shares outstanding                         26,225,000             21,850,000
     Restricted shares of EDR                                         186,000                184,000
     University Towers operating partnership units                    269,757                269,757
     Education Realty operating partnership units                   1,413,425              1,413,425
     Partnership interest units ("PIU")                               257,500                245,000
                                                                 ------------           ------------

     Total potentially dilutive common & restricted
       stock and partnership units                                 28,351,682             23,962,182
                                                                 ============           ============

NOTES:
(1) - Represents the balance of deferred straight-lined rents and service fees at the time of the IPO acquisitions that would have been recognized by EDR during the reported period had it already owned the properties. Generallly accepted accounting standards do not allow such deferred revenue items to be carried forward in an acquisition, resulting in a one-time, non-recurring loss of revenue.

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

PROPERTY OPERATING RESULTS
(In thousands)


                            Education Realty                        Education Realty
                               Trust, Inc.                              Trust, Inc.
                              Consolidated                             Consolidated
                           ------------------                     -------------------------
                           Three Months Ended                     The Period February 1, to
                             March 31, 2006     % of Revenue         March 31, 2005 (1)       % of Revenue   Variance   % of Revenue
                           ------------------   ------------      -------------------------   ------------   --------   ------------
REVENUES
  Same store (2)                $ 4,582                                   $ 4,471                            $   111
  New Properties                 17,952                                     9,120                              8,832
                                -------                                   -------                            -------

    Total property revenue       22,534                                    13,591                              8,943

OPERATING EXPENSES (3)
  Same store (2)                $ 1,729                                   $ 1,574                              $ 155
  New Properties                  7,560                                     3,853                              3,707
                                -------                                   -------                            -------

    Total property operating
      expenses                    9,289                                     5,427                              3,862
                                -------                                   -------                            -------

NET OPERATING INCOME
  Same store (2)                $ 2,853           62.3%                   $ 2,897              64.8%           $ (44)       -39.6%
  New Properties                 10,392           57.9%                     5,267              57.8%           5,125         58.0%
                                -------                                   -------                            -------

    Total property net
      operating income          $13,245           58.8%                   $ 8,164              60.1%         $ 5,081         56.8%
                                =======                                   =======                            =======

(1) Represents Q1 2005 results from date of Formation (February 1, to March 31, 2005), except for Same store results which includes the results of operations for the Predecessor portfolio of A&O properties for the period January 1 to January 31, 2005.
(2) Includes all properties that have been owned for more than a year from the beginning (January 1, 2006) of the current period being reported.
(3) Represents property-level operating expense excluding overhead allocation, depreciation and amortization.

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

2006 SAME STORE STATISTICS (8)

                                                             2006              2005
                                                           1ST QUARTER       1ST QUARTER      DIFFERENCE
                                                           -----------       -----------      ----------
              Occupancy
                 Physical (1)                                 92.0%             90.7%             1.2%
                 Economic (2)                                 93.6%             94.0%            -0.4%

              NarPAB (3)                                     $ 362             $ 369             $ (7)
              Other income per avail. bed (4)                $  30             $   8             $ 22
              RevPAB (5)                                     $ 392             $ 377             $ 15

              Operating expense per bed (6)                  $ 148             $ 135             $ 13

              Operating margin                                62.3%             64.8%            -2.5%

              Design Beds (7)                               11,688             7,792            3,896



              (1) Quarterly physical occupancy represents a weighted average of the month end occupancies for the three months in the quarter. YTD physical occupancy numbers represents a weighted average of the month end occupancies for the 3 months ended 3/31/06.

              (2) Quarterly economic occupancy represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the quarter divided by market rent for the quarter. YTD economic occupancy represents the YTD GAAP net apartment rent divided by the YTD market rent.

              (3) NarPab represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Does not include food service revenue.

              (4) Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

              (5) Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each of the included months.

              (6) Represents property-level operating expense excluding overhead allocation, depreciation and amortization.

              (7) Represents the sum of the monthly design beds in the portfolio during the period.

              (8) Includes all properties that have been owned for more than a year from the beginning (January 1, 2006) of the current period being reported.

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

PROPERTY STATISTICS -- ALL STORES

                                                  2006           2005                         2005           2005          2005
                                               1ST QUARTER    1ST QUARTER    DIFFERENCE    2ND QUARTER   3RD QUARTER    4TH QUARTER
                                               -----------    -----------    ----------    -----------   -----------    -----------
            Occupancy
               Physical (1)                        94.6%          92.6%           2.0%         89.1%          92.0%         95.0%
               Economic (2)                        95.1%          92.3%           2.8%         90.5%          82.8%         96.2%

            NarPAB (3)                          $   364        $   358        $     6       $   335        $   304       $   367
            Other income per avail. bed (4)     $    21        $    11        $    10       $    23        $    41       $    22
            RevPAB (5)                          $   385        $   369        $    16       $   358        $   345       $   390

            Operating expense per bed (6)       $   159        $   150            $ 9       $   155        $   232       $   179

            Operating margin                       58.8%          60.1%          -1.3%         56.5%          32.6%         54.6%

            Design Beds (7)                      58,503         32,774         25,729        53,679         58,503        58,503



            (1) Quarterly physical occupancy represents a weighted average of the month end occupancies for the three months in the quarter. YTD physical occupancy numbers represents a weighted average of the month end occupancies for the 3 months ended 3/31/06.

            (2) Quarterly economic occupancy represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the quarter divided by market rent for the quarter. YTD economic occupancy represents the YTD GAAP net apartment rent divided by the YTD market rent.

            (3) NarPab represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Does not include food service revenue.

            (4) Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

            (5) Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each of the included months

            (6) Represents property-level operating expense excluding overhead allocation, depreciation and amortization.

            (7) Represents the sum of the monthly design beds in the portfolio during the period, excluding place properties.

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

THIRD-PARTY DEVELOPMENT SERVICES
(AMOUNTS IN '000S)

                                                          THREE MONTHS ENDED           THE PERIOD FEBRUARY 1,
                                                            MARCH 31, 2006              TO MARCH 31, 2005              CHANGE
                                                          -------------------------------------------------------------------
Third-party development services revenue                        $ 555                           $  9                   $ 546
Equity in earnings of joint ventures                              283                             71                     212
                                                          -------------------------------------------------------------------
                                                                $ 838                           $ 80                   $ 758
                                                          ===================================================================


CURRENT AND RECENTLY COMPLETED PROJECTS

                                                                                          PROJECT         TOTAL
                                                                                         DEVELOPMENT     PROJECT         EDR %
                   PROJECT                           BED COUNT  COMPLETION DATE             COST          FEES          OF FEES
-----------------------------------------------------------------------------------------------------------------------------------
California University of Pennsylvania
  Phase IV, PA                                             447  August 2006             $   21,251      $   668            50%
Bloomsburg University, PA                                  407  July 2005                   14,602          562            50%
Slippery Rock University - Phase I, PA                   1,390  Aug-06, Dec-06, Jun-07      64,204        1,870           100%
University of Louisville - Phase III, KY                   359  August 2006                 15,079          580            (3)
Auraria Higher Education System, Denver CO                 685  July 2006                   42,400          730           100%
University Park at University of Cincinnati,
  OH (2)                                                   766  July 2005                   50,000
University of Alabama - Birmingham, AL                     753  May 2006                    26,460        1,212            (4)
                                                         -----                          ---------
                                                         4,807                          $  233,997
                                                        ======                          ==========


                                                                      FEES            FEES
                                                         EDR         EARNED       EARNED THREE      REMAINING       FEES PAID
                                                        PROJECT      PRIOR        MONTHS ENDED        FEES           THROUGH
                   PROJECT                               FEES       TO 2006     MARCH 31, 2006(1)    TO EARN      MARCH 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
California University of Pennsylvania
  Phase IV, PA                                         $   334          161         $ 102           $    71          $   233
Bloomsburg University, PA                                  281      $   281             -                --              281
Slippery Rock University - Phase I, PA                   1,870          887           477               506            1,262
University of Louisville - Phase III, KY                   340          162           117                62              234
Auraria Higher Education System, Denver CO                 730          365             -               365              365
University Park at University of Cincinnati,
  OH (2)                                                   306          306             -                --              306
University of Alabama - Birmingham, AL                     716          519           141                57              579
                                                       -------------------------------------------------------------------------
                                                       $ 4,577      $ 2,681         $ 836           $ 1,060          $ 3,260
                                                       =========================================================================





RECENTLY AWARDED PROJECTS

                                                                                        PROJECT        TOTAL       EDR %
                                            BED                                       DEVELOPMENT     PROJECT       OF       TOTAL
             PROJECT                       COUNT    START DATE      COMPLETION DATE       COST         FEES        FEES     EDR FEES
------------------------------------------------------------------------------------------------------------------------------------
Indiana University of Pennsylvania, PA        734  May 2006           August 2007       $ 43,725      $1,682       100%     $ 1,682
University of North Carolina-Greensboro       600  May 2006           August 2007       $ 26,000      $1,161       (5)      $   683
University of Michigan, Ann Arbor             849  November 2006      August 2008       $ 45,000      $1,200       100%     $ 1,200
                                            -----                                       --------------------                -------
                                            2,183                                       $114,725      $4,043                $ 3,565
                                            =====                                       ====================                =======



(1) Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.
(2) Represents fees related to a furniture purchasing agreement with the project's foundation.
(3) Total fees of $580 on the University of Louisville project include $480 of development fees and $100 of construction oversight fees. EDR participates 50% and 100% respectively in those fees
(4) Total fees of $1,212 on the University of Alabama project include $991 of development fees and $220 of construction oversight fees. EDR participates 50% and 100% respectively in those fees.
(5) Total fees of $1,161 on the project include $956 of development fees and $205 of construction oversight fees. EDR participates 50% and 100% respectively in those fees.

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

CAPITAL STRUCTURE
FOR THE PERIOD ENDED MARCH 31, 2006
(dollars in thousand)


DEBT TO ENTERPRISE VALUE

Total Debt (1)                                     $ 473,726              52.4%
Total Market Equity (2)                              429,841              47.6%
                                                   ---------             -----
Total Enterprise Value                             $ 903,567             100.0%
                                                   =========



OUTSTANDING DEBT

                                                          Principal            Wtd Average                Average Term
                                                         Outstanding          Interest Rate      %        to Maturity
                                                         -----------          -------------   -----       ------------
Fixed Rate Mortgage Loans (1)                             $ 423,726              5.85%         89.4%           3.4     years
Variable Rate Term Loan                                      50,000              7.68%         10.6%           3.0     years
                                                          ---------              ----         -----            ---
Total/Weighted Average                                    $ 473,726              6.04%        100.0%           3.4     years
                                                          =========            ======         =====            ===


DEBT MATURITY

                              Fiscal Yr Ending
                                 Ending
                              ----------------
                                  2006                    $  2,531                0.6%      Interest expense for
                                  2007                      61,233               14.5%        the period (3)        $ 6,990
                                  2008                      27,618                6.5%
                                  2009                     282,407               66.6%      INTEREST COVERAGE          2.08
                                  2010                         888                0.2%
                                  2011                         947                0.2%      FIXED CHARGE COVERAGE      1.85
                               Thereafter                   48,102               11.4%
                                                          --------             ------
                                        Total             $423,726              100.0%
                                                                               ======
 Unamortized debt premium                                    2,746
                                                          --------
 Total, net of debt premium                                426,472
                                                          ========



(1) Excludes unamortized debt premium of $2.7 million.

(2) Market equity represents the aggregate market value of the Company's common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $15.30 at March 31, 2006.

(3) Excludes amortization of debt premium/discount.